UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 6/30

Date of reporting period:    12/31/13

Item 1.  Reports to Stockholders.

TAYLOR XPLOR

MANAGED FUTURES STRATEGY FUND

SEMI-ANNUAL REPORT

December 31, 2013

Class A Shares (Symbol: TMFAX)

Class I Shares (Symbol: TMFIX)

1-888-895-6943

www.taylormutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Taylor Xplor Managed Futures Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

INTRODUCTION

The Taylor Xplor Managed Futures Strategy Fund (the “Fund”) is intended to provide direct access to managed futures strategies in a mutual fund format. The Fund allocates both long and short to an array of asset classes including commodities, currencies, equity indices and global interest rates. The Fund uses a systematic, active, multi-strategy approach that does not depend upon market direction and seeks to offer diversification across asset classes, global futures markets, and various durations and investment styles.

MARKET COMMENTARY

The dominant investment theme of 2013 was the surprising strength of developed, global equity markets. The year began with a consensus view that equities would benefit from global central bank accommodation, a modestly improving global economy led by the US, and the potential for a substantial rotation of investor allocations out of fixed income and into equities. However, there were significant concerns about ongoing political gridlock in the US and the potential for a destabilizing slowdown of the Chinese economy, which served to temper investor bullishness.

For the year, returns across global equity markets exceeded consensus expectations by a wide margin and were led by the Japanese Nikkei (+56.72%), NASDAQ Composite (+40.12%), S&P 500 (+32.39%) and German DAX Index (+25.48%). The S&P 500 and Dow recorded record highs and their best annual performance in a decade. As a result, developed equity markets today are neither rich nor cheap, and by most valuation metrics, fairly priced. For example, the current 12 month forward P/E ratio stands at 15.1, which is above the 5 year (13.1) and 10 year (13.9) averages, but well below peak levels in 1999 (29.8). For most of the year, investor sentiment was neutral to positive, which was reflected in the lack of stock market volatility. For example, there were just 17 trading days during the year that the S&P was down more than 1%.It wasn’t until the end of the 4th quarter when US equity markets made new highs that investor sentiment pushed into “excessive” levels.

Overall, emerging equity markets were a different story and underperformed developed markets considerably in 2013, including China -6.7%, Brazil -15.5%, Mexico -2.2%, and India +8.9%. The fundamental themes underlying this performance were concerns of a slowdown in China and the negative effects for commodity producing countries along with inflation concerns in some countries like Brazil and India. Overall, the MSCI Emerging Markets index declined-2.3% for the year.

In stark contrast to developed equities, global bond markets had one of their worst performance periods in years. In the U.S., fears that the Federal Reserve would begin reducing its size of its monthly bond purchases (“tapering”) sent bond prices lower and the U.S. 10 year yield higher, moving from 1.6% in May to approximately 3.0% in September. For the year, the 10 year returned -7.6% and the 30 year returned -15.0% while the front end of the Treasury curve remained well supported as consensus expectations remained for no change in the Federal Funds Rate (0-25bps) for the foreseeable future. As anticipated, during the year investors rotated out of bond funds, pulling over $72bn, while investing over $348bn into stock-based mutual funds (by the first week of December, according to TrimTabs). That marked the first time since 1994 that investors have redeemed more money out of bond funds than they added.

The primary theme of global currency markets in 2013 was a stronger U.S. dollar. The “greenback” strengthened against resource exporting countries (Brazil +13%, Australia +14%, Mexico +1.3%) and most notably Japan (+17.6%), where aggressive monetary, fiscal and structural changes (so called “Abenomics”)intentionally weakened the Yen to stimulate overall economic growth through exports.

In commodities, the biggest story was the poor performance of precious metals including Gold (-27%) and Silver (-35%), which was their first annual decline since 2000. Selling in precious metals was driven by reduced fears of “tail risk” on

0459–NLD-1/31/2014

1

the growing acceptance that that global central banks would not allow systemically important institutions (banks, currencies or countries) to fail. Investors rotated out of gold stocks and ETFs into equity funds throughout most of the year. Also weaker on the year were industrial metals, grains, and soft commodities like coffee and sugar.

FUND PERFORMANCE

For the six months ended December 31, 2013, the Fund (TMFIX) gained +5.21%, significantly outperforming the Fund’s benchmark, the Barclay BTOP50 Index (BTOP50), which gained +0.44%.

DETAILED FUND PERFORMANCE REVIEW

The Fund began the second half of the year with a 1% loss in July. Losses were concentrated in commodities, while equities and currencies were profitable, and interest rates positions were flat. Within the commodity complex, the Fund suffered losses mostly from short-term models trading in natural gas, and long-term models that were positioned short gold, silver, and sugar. Overall, the Fund’s long-term trend models were profitable and slightly increased its overall long exposure to global equities. The Fund also had small gains in currencies as the US Dollar weakened following dovish comments in a speech given by Federal Reserve (the “Fed”) chairman Bernanke. The short-term models were also profitable in long Swiss Franc, long Euro, and short US Dollar Index positions, while small losses occurred in the long-term trend model of our short Japanese Yen position. Global bond markets were choppy as the market contended with dovish remarks from Bernanke on the one hand, while receiving better than expected economic data and confidence numbers on the other, which led to flat performance in our bond positions. At month end, the Fund’s overall positioning included yield curve steepening trades in the U.S., Germany, Japan and the UK; Long equity trades in the U.S. and Japan; Short dollar trades against the Swiss Franc, Euro and Japanese Yen along with modest short positioning in Coffee.

The Fund fell again in August 2013(-1.20%), stemming from losses on long global equity and yield curve steepening positions in the U.S., Germany and Japan. The Fund was profitable trading both long and short in the commodity sector and basically flat in global currencies. Within equities, many world markets made multi-year highs on the first few days of August, only to sell off the rest of the month on worries surrounding the impact of higher interest rates and the increasingly unpredictable situation in Syria. As a result, the Fund sustained losses on its longer-term trend following models in global equities. The Fund suffered small losses in fixed income and is now short 5 year and 10 year notes while remaining long 2 year notes and Eurodollars, positioned for a continued steepening of global yield curves. Overall exposure to interest rates decreased slightly in August as fixed income markets sold off on better than expected economic data in the US and Europe with 10-year yields reaching their highest levels in two years. Currencies were generally flat for the month as profits from long Euro and Swiss Franc positions in the short-term trading models were offset by losses on short Japanese Yen positions in the longer-term trend following models. The Fund was profitable across the commodity complex with gains in grains, metals, energies and soft commodities. The largest gains came from short positions in coffee, cotton, and sugar, and from long positions in silver and platinum.

For the month of September 2013, the Fund rallied strongly, returning +3.20% and outperforming our benchmark BTOP50 by 3.64%. Gains were primarily driven by short US Dollar and long global equity positions that both benefitted from the surprise decision by the Fed to hold off “tapering” of asset purchases, which had been widely anticipated and priced into markets. Global equity and bond markets rallied sharply following the Fed’s announcement, as many participants were surprised by the news which signaled a “lower for longer” (US interest rates) environment, assumed by most investors to be supportive of equities and bonds. The Fund was basically flat in global interest rates, maintaining curve steepening positions in the US and outright long interest rate positions in Germany. The Fund’s gains in currencies were driven by short-term models, which correctly positioned the Fund short the US Dollar and long Euro, Swiss Franc, and British Pounds. Again, the Fed played a major role in our currency profits as the US Dollar traded down to levels not seen since February 2013 on its announcement. During the month, the Fund suffered small losses in commodities as

0459–NLD-1/31/2014

2

gains in short grain positioning were offset by losses from our long energy and short “soft” commodity positioning. At the end of the month, the Fund’s largest exposures were long global equities, short the US Dollar, generally short commodities and long the front end of developed market interest rate curves.

Performance in October 2013 was strong for the Fund (+2.41%), generating approximately double the return of its benchmark, the BTOP50 (+1.21%). Performance gains were largely driven by long positions in global equity markets, many of which made multi-year highs fueled by better than expected economic data and continued support by global central bank policies. In currencies, the Fund’s performance was generally flat for the month. Short positioning in the USD against the Swiss Franc, Euro and Canadian dollar, worked well during the first half of the month supported fundamentally by a continuation of dovish Federal Reserve policy. However, those gains were reversed late in the month by profit taking and technically driven “short covering” by market participants. In global interest rates, the Fund was modestly profitable for the month, driven by solid gains from long positions (2 year, 5 year, and 10 year) in Germany. The Fund also was profitable, and continued to hold, yield curve steepening trades (long 3 month and 2 year against short 5 year, 10 year and 30 year) in US interest rate markets. In the commodities sector, the Fund’s profits from short positions in soft commodities were offset by losses in short precious metals positioning as metals rallied sharply on the prospects of continued monetary accommodation by global central banks along with increased inflation risk following the nomination of Janet Yellen to lead the Fed. Entering November, the Fund’s largest exposures were long global equities, short the US dollar, short commodities, and long the front end of developed market interest rate curves.

In November 2013, the Fund generated a gain of approximately +1.20%, again outperforming its benchmark BTOP50 (+1.08%). Performance gains were largely attributed to the performance of long positions in global equity markets and short positioning in precious metals. Equity market gains for the month were broad based as positive comments by incoming Fed Chairperson Janet Yellen and a surprise interest rate cut by the European Central Bank lent support to the notion that global central bank policy would continue to remain accommodative. Commodities were also profitable due to gains in energies and soft commodities. The largest gains were from short positions in gold and silver, which sold off sharply in November on better than expected inflation reports. In currencies, the Fund’s performance was flat for the month as gains on short yen positions were offset by losses in the Euro and Swiss franc. Global interest rates were the largest detractor on Fund performance for the month, with the majority of trading losses occurring in Germany across the yield curve. Entering December, the Fund’s largest positions were long global equities, short Japanese Yen, short 10-year part of developed global bond markets, and generally short commodities.

In the final month of 2013, the Fund generated a gain of approximately +0.55%, this time slightly underperforming BTOP50 (+0.81%). Performance gains were primarily driven by long positioning in global equity markets and in natural gas. Equity market gains were broad based as developed, global markets rallied strongly with many closing at multi-year highs. Equity markets rallied sharply mid-month following the Fed announcement that the amount of tapering would be smaller than investors anticipated. The Fund generated modest gains from short positioning in global 10 year interest rates after bonds sold off on stronger than expected economic data, highlighted by a U.S. third quarter GDP report that surprised with a reading of 4.1% versus second quarter growth of 2.5%. In commodities, the Fund had gains in energies, specifically from long natural gas positions that benefitted from colder than expected weather. The Fund suffered modest losses on short positions in metals after both precious and industrial metals rallied off recent lows. The Fund also experienced net losses in currencies as gains on short Japanese yen positions were offset by trading losses in Swiss franc and Canadian dollar. Entering 2014, the Fund’s largest exposures were short 10-year interest rates in global bond markets, long developed global equities, short most commodities, and short the Japanese yen.

0459–NLD-1/31/2014

3

 CALENDAR YEAR END MANAGED FUTURES STRATEGY ALLOCATIONS*

*	Allocation percentages are subject to change at any time.

CALENDAR YEAR END ACTIVE TOP MANAGED FUTURES POSITIONS BY ASSET CLASS

	Long/Short	% of Risk Allocation		Long/Short	% of Risk Allocation
Commodities			Equities
Coffee	Short	6.1%	NASDAQ 100	Long	4.3%
Gold	Short	4.7%	S&P 500	Long	3.7%
Silver	Long	4.3%	Dow Jones Industrial Avg.	Long	3.4%

Currencies			Fixed Income
Japanese Yen	Short	4.0%	German Bund, 10 Year	Short	6.6%
Euro	Long	1.4%	EURIBOR, 3-Month	Long	4.4%
U.S. Dollar	Short	0.8%	Eurodollar, 3-Month	Long	3.5%

Number of long holdings:		42	Number of short holdings:		29

OUTLOOK FOR 2014

Looking ahead to 2014, we remain optimistic about the positive macro environment for the Fund’s managed futures approach to investing. We are acutely aware that while the consensus view from economists and market forecasters seems reasonable (a continuation of themes from 2013), it usually turns out to be wrong. We believe that 2014 may likely have more than a few surprises for investors, leading to an increase in volatility, along with a number of interesting opportunities for our managed futures approach to investing. The Fund’s strategy is systematic, therefore agnostic to market direction, and may be expected to perform best when there is persistence in price movements (trends) across its invested (long or short) asset classes (global equities, interest rates, commodities, and currencies), which we believe will occur in 2014.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2013 there are 20 funds in the BTOP50 Index.

0459–NLD-1/31/2014

4

Taylor Xplor Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Fund’s performance figures** for the periods ending December 31, 2013, compared to its benchmarks:

	Six Months	Annualized Since Inception*
Taylor Xplor Managed Futures Strategy Fund Class A	4.99%	(7.71)%
Taylor Xplor Managed Futures Strategy Fund Class A with load	(1.09)%	(11.96)%
Taylor Xplor Managed Futures Strategy Fund Class I	5.21%	(7.31)%
Barclay BTOP50 Index	0.44%	(0.66)%

*	Fund commenced operations on September 28, 2012.

**	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. For performance information current to the most recent month-end, please call toll-free 1-888-895-6943.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2013 there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

PORTFOLIO COMPOSITION

Holdings by Asset Class	% of Net Assets
Bonds & Notes	31.4%
Money Market Fund	24.7%
Commodity Trading Advisor	24.2%
U.S. Government & Agency Obligations	20.3%
Other / Cash & Cash Equivalents	(0.6)%
100.0%

Please refer to the Consolidated Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

5

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2013 (Unaudited)
Shares		Value
	COMMODITY TRADING ADVISOR - 24.2%
350	Xplor Global CTA Fund (SPC), Ltd Class 4X Lead Series * +	$228,569
50	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 10/12/2012 * +	34,252
90	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 10/22/2012 * +	65,372
20	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 11/28/2012 * +	14,331
570	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/05/2012 * +	411,187
364	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/20/2012 * +	256,583
315	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/24/2012 * +	226,399
944	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 1/22/2013 * +	703,027
550	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 6/11/2013 * +	641,016
410	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 6/28/2013 * +	487,142
8	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 7/16/2013 * +	9,079
	TOTAL COMMODITY TRADING ADVISOR ( Cost - $3,671,000)	3,076,957

Principal ($)		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 31.4%
	AGRICULTURE - 0.2%
25,000	Philip Morris International, Inc.	1.8750	1/15/2019	24,431

	ASSET BACKED SECURITIES - 0.5%
70,000	CNH Equipment Trust 2013-A	0.4400	7/15/2016	69,996

	AUTOMOBILE ABS - 3.4%
85,000	AmeriCredit Automobile Receivables Trust 2013-2	0.6500	12/8/2017	84,816
35,000	BMW Vehicle Owner Trust 2013-A	0.4100	2/25/2016	34,999
35,000	Capital Auto Receivables Asset Trust 2013-1	0.6200	7/20/2016	34,994
85,000	CarMax Auto Owner Trust 2012-2	0.8400	3/15/2017	85,310
60,000	Ford Credit Auto Lease Trust 2013-A	0.6000	3/15/2016	59,998
40,000	Ford Credit Auto Owner Trust 2013-D	0.4500	8/15/2016	39,995
85,000	Honda Auto Receivables 2013-2 Owner Trust	0.5300	2/16/2017	84,972
10,958	Santander Drive Auto Receivables Trust 2013-1	0.4800	2/16/2016	10,957
				436,041
	BANKS - 7.4%
50,000	Bank of America Corp.	0.5031	10/14/2016	49,465
45,000	Bank of America Corp.	1.3159	3/22/2018	45,598
50,000	Bank of America Corp.	2.0000	1/11/2018	49,911
45,000	Bank of America Corp.	1.2806	1/15/2019	45,352
50,000	BNP Paribas SA	3.2500	3/11/2015	51,528
45,000	BNP Paribas SA	0.8319	12/12/2016	45,066
40,000	Capital One Financial Corp.	2.1250	7/15/2014	40,317
50,000	Citigroup, Inc.	1.0366	4/1/2016	50,326
30,000	Citigroup, Inc.	5.1250	5/5/2014	30,438
60,000	Goldman Sachs Group, Inc.	1.4359	4/30/2018	60,709
55,000	Goldman Sachs Group, Inc.	3.6250	2/7/2016	57,721

See accompanying notes to consolidated financial statements.

6

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2013 (Unaudited) (Continued)

Principal ($)		Coupon Rate (%)	Maturity	Value
	BANKS - 7.4% (Continued)
60,000	JPMorgan Chase & Co.	1.1384	1/25/2018	$60,600
60,000	Morgan Stanley	1.4876	2/25/2016	60,780
60,000	Morgan Stanley	1.7500	2/25/2016	60,806
45,000	Morgan Stanley	4.7500	4/1/2014	45,358
40,000	Rabobank Nederland	3.3750	1/19/2017	42,116
35,000	US Bancorp.	1.9500	11/15/2018	34,812
60,000	Wells Fargo & Co.	0.8686	4/23/2018	60,331
55,000	Wells Fargo & Co.	3.6250	4/15/2015	57,207
				948,441
	BEVERAGES - 1.1%
65,000	Anheuser-Busch InBev Worldwide, Inc.	1.3750	7/15/2017	64,864
40,000	Coca-Cola Co.	1.1500	4/1/2018	38,860
35,000	Coca-Cola Co.	0.7500	11/1/2016	34,810
				138,534
	COMPUTERS - 1.1%
45,000	EMC Corp.	1.8750	6/1/2018	44,489
100,000	International Business Machines Corp.	1.2500	2/8/2018	97,891
				142,380
	COSMETICS - 0.3%
40,000	Procter & Gamble Co.	0.7500	11/4/2016	39,885

	CREDIT CARD ABS - 0.2%
25,000	World Financial Network Credit Card Master Trust 2010-A	3.9600	4/15/2019	26,121

	DIVERSIFIED FINANCIAL SERVICES - 2.6%
40,000	American Express Credit Corp.	2.8000	9/19/2016	41,795
55,000	American Honda Finance Corp.	1.1250	10/7/2016	55,097
75,000	Caterpillar Financial Services Corp.	0.4766	2/26/2016	75,069
60,000	General Electric Capital Corp.	0.4394	1/8/2016	59,713
55,000	PACCAR Financial Corp.	0.8000	2/8/2016	54,916
50,000	Toyota Motor Credit Corp.	0.5285	5/17/2016	50,143
				336,733
	ELECTRIC - 0.3%
40,000	Georgia Power Co.	0.5629	3/15/2016	40,003

	ELECTRIC - 0.5%
60,000	Thermo Fisher Scientific, Inc.	1.3000	2/1/2017	59,739

	FOOD - 0.5%
60,000	General Mills, Inc.	0.5369	1/29/2016	60,052

	HEALTHCARE-PRODUCTS-0.9%
55,000	Baxter International, Inc.	0.9500	6/1/2016	54,994
55,000	Medtronic, Inc.	1.3750	4/1/2018	53,991
				108,985

See accompanying notes to consolidated financial statements.

7

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2013 (Unaudited) (Continued)

Principal ($)		Coupon Rate (%)	Maturity	Value
	INSURANCE - 2.0%
50,000	American International Group, Inc.	3.8000	3/22/2017	$53,395
55,000	Berkshire Hathaway, Inc.	2.2000	8/15/2016	56,809
50,000	MetLife, Inc.	6.7500	6/1/2016	56,852
85,000	Prudential Financial, Inc.	1.0206	8/15/2018	85,270
				252,326
	INTERNET - 0.4%
45,000	eBay, Inc.	1.3500	7/15/2017	44,744

	LEISURE TIME - 0.2%
30,000	Carnival Corp.	1.2000	2/15/2016	29,917

	MEDIA - 1.2%
40,000	COX Communications, Inc.	5.4500	12/15/2014	41,802
55,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	3.5000	3/1/2016	57,673
60,000	NBCUniversal Media LLC	2.1000	4/1/2014	60,256
				159,731
	MINING - 1.4%
75,000	BHP Billiton Finance USA Ltd.	0.4969	9/30/2016	75,062
45,000	BHP Billiton Finance USA Ltd.	1.1250	11/21/2014	45,324
65,000	Rio Tinto Finance USA PLC	2.2500	12/14/2018	64,679
				185,065
	MUNICIPAL - 1.0%
75,000	New Jersey Transportation Trust Fund Authority	1.7580	12/15/2018	72,635
50,000	State of California	1.0500	2/1/2016	50,134
				122,769
	OIL & GAS - 1.3%
55,000	BP Capital Markets PLC	0.8759	9/26/2018	55,077
45,000	Shell International Finance BV	0.4506	11/15/2016	45,038
60,000	Total Capital International SA	0.8094	8/10/2018	60,327
				160,442
	PHARMACEUTICALS - 0.5%
65,000	Teva Pharmaceutical Finance Co. BV	2.4000	11/10/2016	66,876

	PIPELINES - 0.5%
30,000	Enterprise Products Operating LLC	5.6000	10/15/2014	31,174
30,000	TransCanada PipeLines Ltd.	0.7500	1/15/2016	29,925
				61,099
	REGIONAL - 0.8%
95,000	Province of Ontario Canada	0.9500	5/26/2015	95,730

	RETAIL - 0.4%
55,000	CVS Caremark Corp.	1.2000	12/5/2016	55,056

	TELECOMMUNICATIONS - 2.4%
45,000	AT&T, Inc.	0.6244	2/12/2016	44,913
30,000	Rogers Communications, Inc.	6.3750	3/1/2014	30,286

See accompanying notes to consolidated financial statements.

8

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2013 (Unaudited) (Continued)

Principal ($)		Coupon Rate (%)	Maturity	Value

	TELECOMMUNICATIONS - 2.4% (Continued)
75,000	Verizon Communications, Inc.	1.7729	9/15/2016	$77,267
95,000	Verizon Communications, Inc.	2.0000	11/1/2016	96,934
50,000	Vondafone Group PLC	0.4377	2/19/2016	49,977
				299,377
	TRANSPORTATION - 0.3%
40,000	Canadian National Railway Co.	0.4377	11/6/2015	40,029

	TOTAL BONDS & NOTES ( Cost - $4,006,464)			4,004,502

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.3%
40,000	Federal Home Loan Banks	1.0000	6/21/2017	39,875
100,000	Federal National Mortgage Association	0.5500	2/26/2016	99,966
125,000	Federal National Mortgage Association	1.2500	2/27/2014	125,214
690,000	United States Treasury Note/Bond	0.2500	5/31/2014	690,404
430,000	United States Treasury Note/Bond	0.2500	11/30/2015	429,143
385,000	United States Treasury Note/Bond	0.2500	12/31/2015	383,978
515,000	United States Treasury Note/Bond	0.5000	10/15/2014	516,448
300,000	United States Treasury Note/Bond	1.2500	4/15/2014	300,973
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS ( Cost - $2,585,925)			2,586,001

Shares
	SHORT-TERM INVESTMENT - 24.7%
	MONEY MARKET FUND - 24.7%
3,146,199	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.03% (a) (Cost $3,146,199)	3,146,199

	TOTAL INVESTMENTS ( Cost - $13,409,588) (b) - 100.6%	$12,813,659
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6) %	(75,638)
	NET ASSETS - 100.0%	$12,738,021

*	Non-income producing investment.

+	All of this investment is a holding of TXMFS Fund Limited which commenced operations on October 4, 2012 and is a wholly-owned subsidiary of Taylor Xplor Managed Futures Strategy Fund.

ABS - Asset Backed Security

PLC - Public Limited Company

(a)	Money market fund; interest rate reflects the seven-day effective yield on December 31, 2013.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,412,943 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$9,699
Unrealized depreciation:	(608,983)
Net unrealized depreciation:	$(599,284)

See accompanying notes to consolidated financial statements.

9

Taylor Xplor Managed Futures Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2013

ASSETS
Investment securities:
At cost	$13,409,588
At value	$12,813,659
Cash	8
Receivable for Fund shares sold	147,000
Interest receivable	15,773
Due from advisor	14,969
Prepaid expenses and other assets	13,096
TOTAL ASSETS	13,004,505

LIABILITIES
Payable for Fund shares repurchased	90
Payable for investments purchased	233,447
Accrued expenses and other liabilities	32,947
TOTAL LIABILITIES	266,484
NET ASSETS	$12,738,021

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$13,803,828
Accumulated net investment loss	(174,186)
Accumulated net realized loss from security transactions	(295,692)
Net unrealized depreciation of investments	(595,929)
NET ASSETS	$12,738,021

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,907,411
Shares of beneficial interest outstanding	542,801
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.04
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$9.59

Class I Shares:
Net Assets	$7,830,610
Shares of beneficial interest outstanding	861,669
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.09

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

10

Taylor Xplor Managed Futures Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended December 31, 2013

INVESTMENT INCOME
Interest	$25,687
TOTAL INVESTMENT INCOME	25,687

EXPENSES
Investment advisory fees	88,559
Administrative services fees	28,213
Professional fees	26,975
Registration fees	25,206
Transfer agent fees	16,131
Accounting services fees	15,610
Trustees fees and expenses	12,602
Compliance officer fees	11,090
Distribution (12b-1) fees:
Class A	8,357
Printing and postage expenses	7,562
Custodian fees	4,550
Non 12b-1 shareholder servicing	1,260
Insurance expense	1,008
Other expenses	1,765
TOTAL EXPENSES	248,888

Less: Fees waived and expenses reimbursed	(131,836)

NET EXPENSES	117,052
NET INVESTMENT LOSS	(91,365)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Security transactions	209,178
Net change in unrealized appreciation (depreciation) of:
Security transactions	587,031
NET GAIN ON INVESTMENTS	796,209
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$704,844

See accompanying notes to consolidated financial statements.

11

Taylor Xplor Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the Period
	Six Months Ended	September 28, 2012**
	December 31, 2013	to June 30, 2013
FROM OPERATIONS	(Unaudited)
Net investment loss	$(91,365)	$(92,959)
Net realized gain (loss) from security transactions	209,178	(504,870)
Net change in unrealized appreciation (depreciation) of security transactions	587,031	(1,182,960)
Net increase (decrease) in net assets resulting from operations	704,844	(1,780,789)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,317,393	8,214,697
Class I	3,474,158	11,463,571
Redemption fee proceeds:
Class A	105	1,185
Class I	84	862
Payments for shares redeemed:
Class A	(3,308,537)	(881,305)
Class I	(477,775)	(5,990,472)
Net increase in net assets from shares of beneficial interest	1,005,428	12,808,538

TOTAL INCREASE IN NET ASSETS	1,710,272	11,027,749

NET ASSETS
Beginning of Period	11,027,749	—
End of Period *	$12,738,021	$11,027,749
* Includes accumulated net investment loss of:	$(174,186)	$(82,821)

SHARE ACTIVITY
Class A:
Shares Sold	153,406	860,765
Shares Redeemed	(375,365)	(96,005)
Net increase in shares of beneficial interest outstanding	(221,959)	764,760

Class I:
Shares Sold	401,219	1,181,617
Shares Redeemed	(54,242)	(666,925)
Net increase in shares of beneficial interest outstanding	346,977	514,692

**	Commencement of Operations.

See accompanying notes to consolidated financial statements.

12

Taylor Xplor Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A		Class I
	Six Months Ended	Period* Ended	Six Months Ended	Period* Ended
	December 31, 2013	June 30, 2013	December 31, 2013	June 30, 2013
	(Unaudited)		(Unaudited)
Net asset value, beginning of period	$8.61	$10.00	$8.64	$10.00

Activity from investment operations:
Net investment loss (1)	(0.06)	(0.10)	(0.05)	(0.08)
Net unrealized gain (loss) on investments	0.49	(1.29)	0.50	(1.28)
Total from investment operations	0.43	(1.39)	0.45	(1.36)

Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00	0.00

Net asset value, end of period	$9.04	$8.61	$9.09	$8.64

Total return (2)(5)	4.99%	(13.90)%	5.21%	(13.60)%

Net assets, at end of period (000s)	$4,907	$6,582	$7,831	$4,446

Ratio of gross expenses to average net assets (3)(4)	3.84%	4.40%	3.54%	4.68%
Ratio of net expenses to average net assets (4)	1.86%	1.86%	1.61%	1.61%
Ratio of net investment loss to average net assets (4)	(1.48)%	(1.37)%	(1.23)%	(1.20)%

Portfolio Turnover Rate (5)	26%	52%	26%	52%

*	Commencement of Operations was September 28, 2012.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Amount is less than $0.01.

See accompanying notes to consolidated financial statements.

13

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
December 31, 2013

1.	ORGANIZATION

The Taylor Xplor Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers two distinct share classes: Class A and Class I shares. The Fund seeks to obtain positive absolute returns. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The consolidated financial statements include the Fund and its wholly owned subsidiary TXMFS Fund Limited (“TXMFS”). TXMFS commenced operations on October 4, 2012 and is incorporated in the Cayman Islands as an exempted company with limited liability.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in Commodity Trading Advisors’ Managed Futures Programs are valued at a fair value based on the net asset value as reported by Commodity Trading Advisors.

14

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

December 31, 2013

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

15

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

December 31, 2013

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s assets measured at fair value:

16

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

December 31, 2013

Assets *	Level 1	Level 2	Level 3	Total
Commodity Trading Advisor	$—	$3,076,957	$—	$3,076,957
Bonds & Notes	—	4,004,502	—	4,004,502
U.S. Government & Agency Obligations	—	2,586,001	—	2,586,001
Money Market Fund	3,146,199	—	—	3,146,199
Total	$3,146,199	$9,667,460	$—	$12,813,659

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

*	See Consolidated Portfolio of Investments for industry classifications.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include TXMFS Fund Limited, a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of TXMFS is as follows:

TXMFS Fund Limited (“TXMFS”) *
December 31, 2013
Fair Value of Xplor Global CTA Fund (SPC) Ltd.	$3,076,957
Other Assets	$—
Total Net Assets	$3,076,957

Percentage of the Fund’s Total Net Assets	24.16%

* TXMFS commenced operations on October 4, 2012.

For tax purposes, TXMFS is an exempted Cayman investment company. TXMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, TXMFS is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, TXMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

17

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

December 31, 2013

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.

18

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

December 31, 2013

The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,156,131 and $3,230,178, respectively. Cost of purchases and proceeds from sales of U.S. Government securities were $1,288,487 and $983,959, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Taylor Investment Advisors, LP, serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged BlackRock Investment Management, LLC (“BlackRock”) as the sub-advisor to the Fund. The Trust, with respect to the Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets up to and including $500 million, and 1.25% of the Fund’s average daily net assets above $500 million. Beginning on November 1, 2013 and continuing through at least October 31, 2014, the Advisor contractually agreed to waive a portion of this advisory fee so that such fees, on an annual basis, do not exceed 1.05% of the Fund’s average daily net assets.

19

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

December 31, 2013

Pursuant to a sub-advisory agreement, the Advisor pays BlackRock a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a separate written contract (the “Waiver Agreement”), the Advisor has agreed, at least until October 31, 2014, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, taxes, interest, brokerage fees and commissions, expenses of other investment companies in which the Fund may invest, borrowing costs (such as interest and dividend expense on securities sold short) or extraordinary expenses such as litigation) do not exceed 1.86% and 1.61% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. For the six months ended December 31, 2013, the Advisor earned $88,559 in management fees and waived fees and reimbursed expenses in the amount of $131,836.

The Advisor shall be entitled to reimbursement by the Fund for any fee waived or expenses reimbursed pursuant to the Waiver Agreement provided that such reimbursement does not cause the Fund’s expenses to exceed 1.86% and 1.61% of average daily net assets for Class A and Class I, respectively, on a rolling three year basis. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 1.86% and 1.61%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement. The Board may terminate this expense reimbursement arrangement at any time. $211,612 is subject to recapture by the Advisor by June 30, 2016.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. For the six months ended December 31, 2013, the Distributor did not receive any underwriting commissions for sales of Class A shares.

20

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

December 31, 2013

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the six months ended December 31, 2013, the Fund assessed $189 in redemption fees.

6.	TAX COMPONENTS OF CAPITAL

As of June 30, 2013, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(495,650)	$(88,686)	$(1,186,315)	$(1,770,651)

The difference between book basis and tax basis accumulated net realized loss on security transactions and unrealized depreciation is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $82,821.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such losses of $5,865.

21

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) (Unaudited)

December 31, 2013

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended June 30, 2013 as follows:

Undistributed	Undistributed	Paid
Ordinary	Long-Term	In
Income (Loss)	Gain (Loss)	Capital
$10,138	$—	$(10,138)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act.  As of December 31, 2013, Charles Schwab & Co. account, holding shares for the benefit of others in nominee name, held approximately 37% of the voting securities of the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

 Taylor Xplor Managed Futures Strategy Fund

EXPENSE EXAMPLES

December 31, 2013 (Unaudited)

As a shareholder of the Taylor Xplor Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period*	Expense Ratio During Period+
Class A	$1,000.00	$1,049.90	$9.61	1.86%
Class I	1,000.00	1,052.10	8.33	1.61

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015,.83	$9.45	1.86%
Class I	1,000.00	1,017.09	8.19	1.61

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

+	Annualized.
23

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. April 2012

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

24

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

25

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-895-6943 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-895-6943.

INVESTMENT ADVISOR

Taylor Investment Advisors, LP

100 Crescent Court, Suite 525

Dallas, TX 75201

INVESTMENT SUB-ADVISOR

BlackRock Investment Management, LLC

One University Square Drive

Princeton, NJ 08540

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/12/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/12/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

3/12/14